united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17645 Wright St., Suite 200, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Dr. Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2018

Item 1. Reports to Stockholders.

BTS Tactical Fixed Income Fund

Class A
BTFAX

Class C
BTFCX

Class I
BTFIX

Class R
BTFRX

Annual Report
December 31, 2018

1-877-BTS-9820
(1-877-287-9820)

www.btsfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the BTS Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.btsfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Fund documents that have been mailed to you.

Dear Valued Shareholder,

As CEO of BTS Asset Management (“BTS”), I would like to thank you for investing with the BTS Tactical Fixed Income Fund (the “Fund”) and take a moment to review developments related to the Fund, including strategies we’ve employed, recent returns and our vision for 2019.

The Fund was allocated to high yield bonds during the fourth quarter, 2018. On December 20, 2018 BTS’ Investment Model for High Yield Bonds turned negative and a sell was executed. From the initial buy to December 20, 2018 high yield bonds moved gradually lower. Drawdown tolerance in the investment model was reached on December 20, 2018 resulting in the “sell’ execution.

The ’sell’ came as risk assets declined into the December 19, 2018 Federal Reserve meeting wherein short term interest rates were increased. The markets did not rally on the statement from the Federal Reserve or the subsequent news conference, but continued to decline on December 19, 2018 and December 20, 2018. As selling pressure pushed risk assets lower, the high yield bond market also sold off and a stop-loss was initiated as BTS indicators moved to new lows.

As of the close of December 31, 2018, the fund’s class A shares lost 6.52% YTD compared to its benchmark, the Bloomberg Barclays US Aggregate Bond Index, which returned 0.01% for the year. The Fund underperformed its benchmark due to extreme volatility in risk assets. The VIX, which measures the implied volatility of stock options, spiked to a 33-37% level, which represents a high level of volatility that the Fund was required to navigate.

The high yield bond sector can move down 20-40% or more as recession, or risk of recession, is priced in. Conversely, the high yield sector can gain 20-40% from its lows as a rebuilding process leads to multi-month gains. This can happen as credit spreads get overly extended before the economy moves out of recession or high yields rally after concerns of a significant slowdown.

Whenever preservation of capital is a part of a strategy’s mandate, defense is preferable to experiencing sustained volatility in order to seek to avoid losses. Such a strategy may miss some gains off price lows as markets shift back to ‘risk on.’

Despite recent performance our outlook remains positive, as the BTS models continue to be fine-tuned to handle any market, including any similar volatility that may occur in 2019. That said, we remain cautious. Indeed, while indicators and the investment model have responded to recent price gains, volatility levels remain high, meaning there is a significant risk to re-entry, especially considering the short duration of the rally. Our price-filtering indicators are designed to try and avoid risk and premature re-entry. Moving forward we will look for sustained strength, as it is historically a prelude to a stable, multi-month price trend.

In general, we continue to believe at our core that an ‘unconstrained approach,’ wherein BTS can go to cash to preserve capital and take a limited short position in an attempt to enhance returns continues to make sense during periods of volatility. A short position involves the sale of a borrowed security, commodity or currency with the expectation that the asset will fall in value. BTS’ fluid model approach is designed to be cognizant of periods of volatility and to invest on confirmation of strong price trends. Consequently, our indicators place investor assets upon confirmation of stronger underpinnings, and move defensively during volatility in the financial markets and bond sectors.

Whenever trading and investing systems seek preservation of capital there may be times of defense investing wherein returns are missed in preference for safety of assets. In the long run, over 38 years of investing with this type of strategy with BTS Indicators, our investment team has created competitive returns through an ‘unconstrained approach’ rather than passive investing

Of course, there is no guarantee that any investment strategy will achieve its objectives, generate profits or avoid losses.

Thank you for choosing the BTS Tactical Fixed Income Fund and good luck in 2019!

Sincerely,

Matthew Pasts CMT

CEO, BTS Asset Management

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is comprised of government securities, mortgage-backed securities, asset-backed securities and corporate securities with maturities of one year or more to simulate the universe of bonds in the market. Investors cannot directly invest in an index; unmanaged index returns do not reflect any fees, expenses or sales charges.

6154-NLD-02/06/2019

BTS Tactical Fixed Income Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2018

The Fund’s performance figures* for the periods ending December 31, 2018, compared to its benchmark:

		Annualized
				Since	Since	Since	Since
	One Year	Five Year	Ten Year	Inception (a)	Inception (b)	Inception (c)	Inception (d)
BTS Tactical Fixed Income Fund Class A	(6.52)%	1.86%	7.03%	8.03%	N/A	N/A	N/A
BTS Tactical Fixed Income Fund Class A (with load)	(11.16)%	0.81%	6.49%	7.74%	N/A	N/A	N/A
BTS Tactical Fixed Income Fund Class C	(7.24)%	1.11%	N/A	N/A	0.85%	N/A	N/A
BTS Tactical Fixed Income Fund Class I	(6.29)%	N/A	N/A	N/A	N/A	1.60%	N/A
BTS Tactical Fixed Income Fund Class R	(6.76)%	N/A	N/A	N/A	N/A	N/A	1.11%
Bloomberg Barclays Capital U.S. Aggregate Bond Index **	0.01%	2.52%	3.48%	4.84%	2.05%	1.64%	1.66%

Comparison of the Change in Value of a $10,000 Investment

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total operating expenses, including aquired fund fees and expenses, as stated in the fee tables of the Fund’s May 1, 2018 prospectus is 1.80%, 2.55%, 1.55% and 2.05% for Class A, Class C, Class I and Class R shares, respectively. Class A shares are subject to a maximum sales charge of up to 5.00% imposed on purchases and a maximum deferred sales charge of 1.00% on shares redeemed within 18 months of purchase (if the initial sales charge is waived). For performance information current to the most recent month-end, please call 1-877-287-9820.

**	The Bloomberg Barclays Capital U.S. Aggregate Bond Index (the “Index”) is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

(a)	Inception date for Class A is January 1, 2000. Class A does not have performance as a mutual fund prior to May 31, 2013. The prior performance shown above is for the Fund’s predecessor limited liability company (BTS Tactical Fixed Income Fund LLC, formerly known as BTS Asset Allocation/High Yield Fund LLC). The prior performance is net of management fees and other expenses. The predecessor limited liability company had been managed in the same style and by the same portfolio manager since the predecessor limited liability company’s inception on January 1, 2000. The Fund’s investment goals, policies, guidelines and restrictions are, in all material respects, equivalent to the predecessor limited liability company’s investment goals, policies, guidelines and restrictions. The following information shows the predecessor limited liability company’s annual returns and long-term performance reflecting the actual fees and expenses that were charged when the Fund was a limited liability company. From its inception on January 1, 2000 through May 31, 2013, the predecessor limited liability company was not subject to certain investment restrictions, diversification requirements and other restrictions of the 1940 Act, which if they had been applicable, might have adversely affected its performance. In addition, the predecessor limited liability company was not subject to sales loads that would have adversely affected performance. The predecessor limited liability company’s past performance is not necessarily an indication of how the BTS Tactical Fixed Income Fund will perform in the future.

(b)	Inception date for Class C is May 31, 2013.

(c)	Inception date for Class I is May 27, 2015.

(d)	Inception date for Class R is May 5, 2015.

Portfolio Composition as of December 31, 2018

Holdings By Asset Type	% of Net Assets
Money Market Funds	100.2%
Liabilities in Excess of Other Assets	(0.2)%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed listing of the Fund’s holdings.

BTS Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS
December 31, 2018

Shares		Fair Value
	SHORT-TERM INVESTMENTS - 100.2%
	MONEY MARKET FUNDS - 100.2%
33,914	BlackRock Liquidity Funds Treasury Trust Fund Portfolio - Institutional Class, 2.22% *	$33,914
34,091	Dreyfus Government Cash Management - Institutional Class, 2.29% *	34,091
33,885	Federated Government Obligations Fund - Institutional Class, 2.26% *	33,885
650,681,517	Fidelity Investments Money Market Funds - Government Portfolio - Institutional Class, 2.25% *	650,681,517
34,480	Goldman Sachs Financial Square Funds - Government Fund - Institutional Class, 2.34% *	34,480
	TOTAL MONEY MARKET FUNDS (Cost $650,817,887)	650,817,887

	TOTAL INVESTMENTS - 100.2% (Cost $650,817,887)	$650,817,887
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.2) %	(1,273,303)
	NET ASSETS - 100.0%	$649,544,584

*	Money market fund; interest rate reflects seven-day effective yield on December 31, 2018.

See accompanying notes to financial statements.

BTS Tactical Fixed Income Fund
STATEMENT OF ASSETS AND LIABILITIES
December 31, 2018

ASSETS
Investment securities:
At cost	$650,817,887
At fair value	$650,817,887
Receivable for Fund shares sold	2,739,933
Interest receivable	313,113
Prepaid expenses and other assets	59,962
TOTAL ASSETS	653,930,895

LIABILITIES
Payable for Fund shares redeemed	3,535,933
Investment advisory fees payable	579,358
Distribution (12b-1) fees payable	117,178
Accrued shareholder service fees	36,117
Payable to related parties	63,505
Accrued expenses and other liabilities	54,220
TOTAL LIABILITIES	4,386,311
NET ASSETS	$649,544,584

Net Assets Consist Of:
Paid in capital ($0 par value, unlimited shares authorized)	$727,568,277
Accumulated losses	(78,023,693)
NET ASSETS	$649,544,584

Net Asset Value Per Share:
Class A Shares:
Net Assets	$139,586,467
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	14,917,003
Net asset value and redemption price per share (Net assets/Shares of Beneficial Interest)	$9.36
Maximum offering price per share (Maximum sales charge of 5.00%) (1)	$9.85

Class C Shares:
Net Assets	$94,550,120
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	10,148,535
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$9.32

Class I Shares:
Net Assets	$407,196,888
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	43,656,204
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$9.33

Class R Shares:
Net Assets	$8,211,109
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	878,996
Net asset value, offering price and redemption price per share (Net assets/Shares of Beneficial Interest)	$9.34

(1)	On investments of $5 million or more, the maximum sales charge will not apply. However, the investment may be subject to a 1.00% contingent deferred sales charge if redeemed during the first 18 months.

See accompanying notes to financial statements.

BTS Tactical Fixed Income Fund
STATEMENT OF OPERATIONS
For the Year Ended December 31, 2018

INVESTMENT INCOME
Dividends	$31,633,802
Interest	3,108,812
TOTAL INVESTMENT INCOME	34,742,614

EXPENSES
Investment advisory fees	8,016,591
Distribution (12b-1) fees, Class A shares	453,154
Distribution (12b-1) fees, Class C shares	1,089,721
Distribution (12b-1) fees, Class R shares	44,880
Administrative services fees	452,369
Transfer agent fees	388,388
Third party administrative servicing fees	329,202
Printing and postage expenses	113,872
Custodian fees	80,557
Registration fees	67,500
Compliance officer fees	39,040
Legal fees	28,316
Accounting services fees	25,584
Insurance expense	18,877
Audit fees	16,746
Trustees fees and expenses	13,514
Other expenses	7,316
TOTAL EXPENSES	11,185,627

NET INVESTMENT INCOME	23,556,987

REALIZED LOSS FROM INVESTMENTS
Net realized loss from security transactions	(76,209,224)
NET REALIZED LOSS ON INVESTMENTS	(76,209,224)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(52,652,237)

See accompanying notes to financial statements.

BTS Tactical Fixed Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
FROM OPERATIONS
Net investment income	$23,556,987	$23,051,952
Net realized gain (loss) from investments	(76,209,224)	263,914
Net change in unrealized depreciation of investments	—	(5,358,637)
Net increase (decrease) in net assets resulting from operations	(52,652,237)	17,957,229

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	—	(7,010,861)
Class C	—	(1,822,178)
Class I	—	(14,142,858)
Class R	—	(184,466)
From return of capital
Class A	(130,599)	—
Class C	(86,338)	—
Class I	(381,033)	—
Class R	(7,378)	—
Total distributions paid *
Class A	(5,057,899)	—
Class C	(2,435,307)	—
Class I	(15,814,452)	—
Class R	(249,329)	—
Net decrease in net assets from distributions to shareholders	(24,162,335)	(23,160,363)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	70,016,827	171,075,799
Class C	27,359,051	59,417,881
Class I	278,468,429	459,163,472
Class R	1,831,748	6,343,445
Net asset value of shares issued in reinvestment of dividends and distributions to shareholders:
Class A	4,822,158	6,177,719
Class C	2,255,699	1,662,969
Class I	14,450,590	12,482,885
Class R	247,791	175,260
Redemption fee proceeds:
Class A	9	11,494
Class C	4,309	2,580
Class I	—	9,315
Class R	—	114
Payments for shares redeemed:
Class A	(151,523,406)	(199,896,525)
Class C	(44,032,995)	(23,163,553)
Class I	(389,234,052)	(143,980,516)
Class R	(2,480,032)	(1,411,330)
Net increase (decrease) in net assets from shares of beneficial interest	(187,813,874)	348,071,009

TOTAL INCREASE (DECREASE) IN NET ASSETS	(264,628,446)	342,867,875

NET ASSETS
Beginning of Year	914,173,030	571,305,155
End of Year **	$649,544,584	$914,173,030

*	Distributions from net investment income and net realized capital gains, if applicable, are combined for the year ended December 31, 2018. See “New Accounting Pronouncements” in the Notes to Financial Statements for more information. The dividends and distributions to shareholders for the year ended December 31, 2017 have not been reclassified to conform to the current year presentation.

**	Net Assets- End of Year includes undistributed net investment income of $0 as of December 31, 2017.

See accompanying notes to financial statements.

BTS Tactical Fixed Income Fund
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	For the	For the
	Year Ended	Year Ended
	December 31, 2018	December 31, 2017
SHARE ACTIVITY
Class A:
Shares sold	6,976,408	16,312,408
Shares reinvested	492,158	589,580
Shares redeemed	(15,095,000)	(19,021,109)
Net decrease in shares of beneficial interest outstanding	(7,626,434)	(2,119,121)

Class C:
Shares sold	2,735,631	5,703,829
Shares reinvested	231,736	159,355
Shares redeemed	(4,428,178)	(2,224,367)
Net increase (decrease) in shares of beneficial interest outstanding	(1,460,811)	3,638,817

Class I:
Shares sold	27,815,297	43,726,939
Shares reinvested	1,478,497	1,195,233
Shares redeemed	(39,193,242)	(13,733,804)
Net increase (decrease) in shares of beneficial interest outstanding	(9,899,448)	31,188,368

Class R:
Shares sold	183,046	603,993
Shares reinvested	25,359	16,759
Shares redeemed	(248,090)	(135,019)
Net increase (decrease) in shares of beneficial interest outstanding	(39,685)	485,733

See accompanying notes to financial statements.

BTS Tactical Fixed Income Fund - Class A
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014

Net asset value, beginning of year	$10.34	$10.32	$9.52	$9.83	$9.79
Activity from investment operations:
Net investment income (1)	0.28	0.31	0.35	0.06	0.15
Net realized and unrealized gain (loss) on investments	(0.94)	(0.01)	0.95	(0.29)	0.10
Total from investment operations	(0.66)	0.30	1.30	(0.23)	0.25
Paid-in-capital from redemption fees (1,2)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.31)	(0.28)	(0.29)	(0.06)	(0.18)
Net realized gains	—	—	(0.20)	(0.02)	(0.03)
Return of capital	(0.01)	—	(0.01)	—	—
Total distributions	(0.32)	(0.28)	(0.50)	(0.08)	(0.21)
Net asset value, end of year	$9.36	$10.34	$10.32	$9.52	$9.83
Total return (3)	(6.52)%	2.86%	13.79%	(2.31)%	2.61%
Net assets, at end of year (000’s)	$139,586	$233,069	$254,435	$101,489	$98,360
Ratio of expenses to average net assets (4)	1.45%	1.45%	1.50%	1.58%	1.64%
Ratio of net investment income to average net assets (4,5)	2.84%	2.98%	3.39%	0.58%	1.50%
Portfolio Turnover Rate	356%	66%	180%	660%	190%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Represents less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees and assumes reinvestment of dividends and capital gain distributions, if any.

(4)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(5)	The recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

BTS Tactical Fixed Income Fund - Class C
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014

Net asset value, beginning of year	$10.30	$10.26	$9.44	$9.77	$9.77
Activity from investment operations:
Net investment income (loss) (1)	0.22	0.22	0.27	0.01	(0.04)
Net realized and unrealized gain (loss) on investments	(0.96)	—	0.95	(0.30)	0.22
Total from investment operations	(0.74)	0.22	1.22	(0.29)	0.18
Paid-in-capital from redemption fees (1,2)	0.00	0.00	0.00	0.00	0.00
Less distributions from:
Net investment income	(0.23)	(0.18)	(0.19)	(0.02)	(0.15)
Net realized gains	—	—	(0.20)	(0.02)	(0.03)
Return of capital	(0.01)	—	(0.01)	—	—
Total distributions	(0.24)	(0.18)	(0.40)	(0.04)	(0.18)
Net asset value, end of year	$9.32	$10.30	$10.26	$9.44	$9.77
Total return (3)	(7.24)%	2.13%	12.94%	(3.02)%	1.84%
Net assets, at end of year (000’s)	$94,550	$119,524	$81,758	$36,933	$23,278
Ratio of expenses to average net assets (4)	2.20%	2.20%	2.25%	2.33%	2.39%
Ratio of net investment income (loss) to average net assets (4,5)	2.17%	2.14%	2.60%	0.08%	(0.39)%
Portfolio Turnover Rate	356%	66%	180%	660%	190%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Represents less than $0.005 per share.

(3)	Total returns shown exclude the effect of applicable sales loads/redemption fees and assumes reinvestment of dividends and capital gain distributions, if any.

(4)	The ratios of expenses and net investment income/(loss) to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(5)	The recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

BTS Tactical Fixed Income Fund - Class I
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31, 2018	December 31, 2017	December 31, 2016	December 31, 2015 (1)

Net asset value, beginning of period	$10.31	$10.31	$9.52	$10.01
Activity from investment operations:
Net investment income (2)	0.31	0.32	0.39	0.24
Net realized and unrealized gain (loss) on investments	(0.95)	0.01	0.94	(0.65)
Total from investment operations	(0.64)	0.33	1.33	(0.41)
Paid-in-capital from redemption fees (2)	—	0.00 (3)	0.00 (3)	0.00	(3)
Less distributions from:
Net investment income	(0.33)	(0.33)	(0.33)	(0.06)
Net realized gains	—	—	(0.20)	(0.02)
Return of capital	(0.01)	—	(0.01)	—
Total distributions	(0.34)	(0.33)	(0.54)	(0.08)
Net asset value, end of period	$9.33	$10.31	$10.31	$9.52
Total return (4)	(6.29)%	3.16%	14.06%	(4.08	)% (5)
Net assets, at end of period (000’s)	$407,197	$552,096	$230,651	$42,039
Ratio of expenses to average net assets (7)	1.20%	1.20%	1.25%	1.33	% (6)
Ratio of net investment income to average net assets (7,8)	3.14%	3.06%	3.71%	4.12	% (6)
Portfolio Turnover Rate	356%	66%	180%	660	% (5)

(1)	Class I shares commenced operations May 27, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.005 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees and assumes reinvestment of dividends and capital gain distributions, if any.

(5)	Not annualized.

(6)	Annualized.

(7)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(8)	The recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

BTS Tactical Fixed Income Fund - Class R
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	For the	For the		For the	For the
	Year Ended	Year Ended		Year Ended	Period Ended
	December 31, 2018	December 31, 2017		December 31, 2016	December 31, 2015 (1)

Net asset value, beginning of period	$10.32	$10.31		$9.51	$9.99
Activity from investment operations:
Net investment income (2)	0.27	0.26		0.35	0.26
Net realized and unrealized gain (loss) on investments	(0.96)	(0.00	) (3)	0.93	(0.67)
Total from investment operations	(0.69)	0.26		1.28	(0.41)
Paid-in-capital from redemption fees	—	0.00	(3)	0.00 (3)	0.00	(3)
Less distributions from:
Net investment income	(0.28)	(0.25)		(0.27)	(0.05)
Net realized gains	—	—		(0.20)	(0.02)
Return of capital	(0.01)	—		(0.01)	—
Total distributions	(0.29)	(0.25)		(0.48)	(0.07)
Net asset value, end of period	$9.34	$10.32		$10.31	$9.51
Total return (4)	(6.76)%	2.55%		13.55%	(4.09	)% (5)
Net assets, at end of period (000’s)	$8,211	$9,484		$4,462	$282
Ratio of expenses to average net assets (7)	1.70%	1.70%		1.75%	1.83	% (6)
Ratio of net investment income to average net assets (7,8)	2.71%	2.52%		3.36%	4.01	% (6)
Portfolio Turnover Rate	356%	66%		180%	660	% (5)

(1)	Class R shares commenced operations May 5, 2015.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Represents less than $0.005 per share.

(4)	Total returns shown exclude the effect of applicable sales loads/redemption fees and assumes reinvestment of dividends and capital gain distributions, if any.

(5)	Not annualized.

(6)	Annualized.

(7)	The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of expenses of underlying investment companies in which the Fund invests.

(8)	The recognition of investment income by the Fund is affected by the timing of the declaration of dividends by the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

BTS Tactical Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS
December 31, 2018

1.	ORGANIZATION

BTS Tactical Fixed Income Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund commenced operations on May 31, 2013. The investment objective of the Fund is to seek to provide total return. The Fund currently offers four classes of shares: Class A shares, Class C shares, Class I shares and Class R shares. Class A shares and Class C shares commenced operations on May 31, 2013, Class I shares commenced operations on May 27, 2015 and Class R shares commenced operations on May 5, 2015. Class A shares are offered at net asset value plus a maximum sales charge of 5.00%. Class C shares, Class I shares and Class R shares are offered at net asset value. Each class of shares of the Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fund share classes differ in the fees and expenses charged to shareholders. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

BTS Tactical Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

BTS Tactical Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of December 31, 2018 for the Fund’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Short-Term Investments	$650,817,887	$—	$—	$650,817,887
Total Investments	$650,817,887	$—	$—	$650,817,887

The Fund did not hold any Level 2 or Level 3 securities during the period.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on the Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Federal Income Tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended December 31, 2015 to December 31, 2017, or expected to be taken in the Fund’s December 31, 2018 year-end tax return. The Fund identified its major tax jurisdictions as U.S. federal, Nebraska and foreign jurisdictions where the Fund may make significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Cash and Cash Equivalents – Cash and cash equivalents are held with a financial institution. The assets of the Fund may be placed in deposit accounts at U.S. banks and such deposits generally exceed Federal Deposit Insurance Corporation (“FDIC”) insurance limits. The FDIC insures deposit accounts up to $250,000 for each accountholder. The counterparty is generally a single bank rather than a group of financial institutions; thus, there may be a greater counterparty credit risk. The Fund places deposits only with those counterparties which are believed to be creditworthy and there has been no history of loss.

BTS Tactical Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2018, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $2,631,980,987 and $2,555,771,763, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

BTS Asset Management, Inc. serves as the Fund’s investment advisor (the “Advisor”). Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets. For the year ended December 31, 2018, the Advisor incurred advisory fees of $8,016,591.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed to waive all or part of its advisory fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor))) at least until April 30, 2019, so that the total annual operating expenses of the Fund do not exceed 2.00%, 2.75%, 1.75%, and 2.25% of the average daily net assets of each of the Fund’s Class A, Class C, Class I, and Class R shares, respectively. Contractual waivers and expense payments may be recouped by the Advisor from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived. For the year ended December 31, 2018 the advisor did not waive any fees or reimburse any expenses pursuant to the Waiver Agreement. As of December 31, 2018 there are no prior waived fees available for recapture.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, on behalf of the Fund, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”), as amended, for Class A, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Fund may pay an annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares, 1.00% of the average daily net assets for the Fund’s Class C shares, and 0.50% of the average daily net assets for the Fund’s Class R shares for distribution and shareholder service activities. For the year ended December 31, 2018, the Fund incurred distribution fees of $453,154, $1,089,721 and $44,880 for Class A, Class C, and Class R, respectively.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. For the year ended December 31, 2018, the Distributor received $625,456 in underwriting commissions for sales of the Fund’s Class A shares, of which $77,957 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to a separate servicing agreement with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

BTS Tactical Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

	Gross	Gross	Net Unrealized
Tax	Unrealized	Unrealized	Appreciation
Cost	Appreciation	Depreciation	(Depreciation)
$650,817,887	$—	$—	$—

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2018 and December 31, 2017 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	December 31, 2018	December 31, 2017
Ordinary Income	$23,556,987	$23,160,363
Long-Term Capital Gain	—	—
Return of Capital	605,348	—
	$24,162,335	$23,160,363

As of December 31, 2018, the components of accumulated deficit on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$—	$(37,561,900)	$(40,461,793)	$—	$—	$(78,023,693)

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $37,561,900.

At December 31, 2018, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

		Non-
	Non-Expiring	Expiring		CLCF
Expiring	Short-Term	Long-Term	Total	Utilized
$—	$40,461,793	$—	$40,461,793	$—

Permanent book and tax year differences, primarily attributable to distribution reclasses for tax purposes, resulted in reclassification for the period ended December 31, 2018 as follows:

Paid
In	Accumulated
Capital	Earnings (Losses)
$(605,348)	$605,348

BTS Tactical Fixed Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2018

7.	UNDERLYING INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the Fidelity Investments Money Market Funds Government Portfolio (“Fidelity Fund”). The Fidelity Fund seeks as high a level of current income as is consistent with the preservation of principal and liquidity by investing at least 99.5% of assets in U.S. government securities and repurchase agreements for those securities. The Fund may redeem its investment from the Fidelity Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund will be directly affected by the performance of the Fidelity Fund. The financial statements of the Fidelity Fund, including the portfolio of investments, can be found at the Security and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements. As of December 31, 2018 the percentage of the Fund’s net assets invested in the Fidelity Fund was 100.2%.

8.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of December 31, 2018, NFS LLC held approximately 26.72% of the voting securities of the Fund for the benefit of others. The Fund has no knowledge as to whether all or any portion of the shares owned on record by NFS LLC are also owned beneficially by any party who would be presumed to control the Fund.

9.	NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to US GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These amendments have been adopted with these financial statements.

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the policy for the timing of transfers between levels. For investment companies, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is allowed. At this time, management is evaluating the implications of the ASU and any impact on the financial statement disclosures.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following. Effective February 1, 2019, NorthStar Financial Services Group, LLC, the parent company of Gemini Fund Services, LLC (“GFS”) and its affiliated companies including Northern Lights Distributors, LLC (“NLD”), Northern Lights Compliance Services, LLC (“NLCS”) and Blu Giant, LLC (“Blu Giant”) (collectively, the “Gemini Companies”), sold its interest in the Gemini Companies to a third party private equity firm that contemporaneously acquired Ultimus Fund Solutions, LLC (an independent mutual fund administration firm) and its affiliates (collectively, the “Ultimus Companies”). As a result of these separate transactions, the Gemini Companies and the Ultimus Companies are now indirectly owned through a common parent entity, The Ultimus Group, LLC.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Northern Lights Funds Trust and the Shareholders of BTS Tactical Fixed Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of BTS Tactical Fixed Income Fund (the Fund), a separate series of Northern Lights Fund Trust, as of December 31, 2018, and the related statements of operations, changes in net assets, and financial highlights for the year then ended, and the related notes (collectively the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, and the results of its operations, changes in net assets, and financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

The statement of changes in net assets for the Fund for the year ended December 31, 2017, and the financial highlights for the years ended December 31, 2017, December 31, 2016, December 31, 2015 and December 31, 2014 for the Fund were audited by other auditors whose report dated February 28, 2018 expressed an unqualified opinion on the financial statements.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2018, by correspondence with the custodian(s) and brokers. We believe that our audit provides a reasonable basis for our opinion.

/s/ RSM US LLP

We have served as the auditor of one or more BTS investment companies since 2018.

Denver, Colorado

March 1, 2019

BTS Tactical Fixed Income Fund
EXPENSE EXAMPLES (Unaudited)
December 31, 2018

Example

As a shareholder of the Fund, you will pay (1) transaction costs (loads and redemption fees) and (2) ongoing expenses, such as advisory fees, distribution and service fees (12b-1), and other fund expenses. The following examples are intended to help you understand the ongoing cost (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions which may be assessed by mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the period in a fund and held for the entire period from July 1, 2018 to December 31, 2018.

Actual Expenses

The columns under the heading entitled “Actual” help you estimate the actual expenses you paid over the period. The “Actual Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled “Actual Expenses Paid During Period”.

Hypothetical Examples for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account value and hypothetical expenses based on the Funds actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the last column of the table (Hypothetical Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account	Account	Paid	Account	Paid
	Expense	Value	Value	During	Value	During
	Ratio	7/1/18	12/31/18	Period *	12/31/18	Period *
BTS Tactical Fixed Income Fund – Class A	1.46%	$1,000.00	$972.00	$ 7.26	$1,017.85	$ 7.43
BTS Tactical Fixed Income Fund – Class C	2.21%	$1,000.00	$968.20	$ 10.96	$1,014.06	$ 11.22
BTS Tactical Fixed Income Fund – Class I	1.21%	$1,000.00	$972.30	$ 6.02	$1,019.11	$ 6.16
BTS Tactical Fixed Income Fund – Class R	1.71%	$1,000.00	$969.80	$ 8.49	$1,016.59	$ 8.69

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

BTS Tactical Fixed Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2018

BTS Tactical Fixed Income Fund (Adviser – BTS Asset Management, Inc.)*

In connection with the regular meeting held on December 12-13, 2018 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between BTS Asset Management, Inc. (“Adviser”) and the Trust, with respect to the BTS Tactical Fixed Income Fund (referred to as the “BTS Tactical”). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that BTS managed approximately $1.8 billion in assets. They considered that the adviser provided quantitative risk managed portfolio strategies that focused on capital preservation for a variety of clients including individuals, corporations, and pensions. They reviewed the background of key investment personnel responsible for servicing the Funds, taking into consideration their education and financial industry experience of the investment team noting their long careers in asset management. They noted the adviser utilized price and momentum driven proprietary quantitative models to determine which bond sectors and securities to select for a Fund’s portfolio, with an emphasis on risk management. They considered that the adviser had identified the various fixed income related risks and monitored the entire fixed income landscape, considering how it may affect the strategy. They noted the adviser monitored compliance with the Fund’s investment limitations using pre-trade checklists and daily position reports against a post-trade checklist to ensure compliance. They further noted the adviser considered best execution and selected broker-dealers based on an assessment of various service quality factors and product expertise. The Board noted the positives of the investment team’s longevity, experience and consistency of service over more than 30 years. They agreed that the adviser maintained adequate resources to support its operation and service to the Funds it managed. The Board concluded that the adviser had provided high quality service to the Funds.

Performance. With respect to BTS Tactical, the Trustees noted that the Fund underperformed its benchmark, peer group median, and Morningstar category median during the past year. They acknowledged the adviser’s contention that the Fund’s 1-year underperformance was due to a few select trades but that the adviser’s strategy should be considered over the long term. They further examined the Fund’s performance over longer periods and noted that the Fund outperformed its benchmark and Morningstar category medians over the 3-year and since inception periods, and only slightly underperformed its peer group median over the same periods earning the Fund a four-star Morningstar rating. The Trustees concluded that the Fund was performing according to the Fund’s stated objective and strategy as disclosed in the prospectus.

Fees and Expenses. The Trustees noted BTS Tactical was charged an advisory fee of 1.00%, which was equal to the Fund’s peer group median and higher than its Morningstar category median but was well within the range of the category. They noted the Fund’s advisory fee was generally lower than the highest fee

BTS Tactical Fixed Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2018

charged by the adviser to its separately managed account clients. The Trustees concluded that the advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether economies of scale had been realized in connection with the advisory services provided to each Fund. They noted the adviser’s willingness to consider fee reductions as a Fund’s assets continue to grow. The Trustees discussed the adviser’s position on breakpoints and agreed to continue to monitor each Fund’s asset levels and revisit the matter as each Fund continued to grow.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. They agreed that although the adviser realized a profit in connection with its relationship with each Fund, the adviser’s profitability on a per Fund basis was not unreasonable given the resources and skill necessary to manage the Funds and that excessive profitability was not a concern at this time.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreements, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was not unreasonable and that renewal of the advisory agreements was in the best interests of the Funds and the shareholders of BTS Tactical.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

BTS Tactical Fixed Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
December 31, 2018

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); previously, AdvisorOne Funds (2004-2013); and The World Funds Trust (2010-2013)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	1	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

12/31/18 – NLFT_v1

BTS Tactical Fixed Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
December 31, 2018

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of December 31, 2018, the Trust was comprised of 82 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s adviser. The Fund does not hold itself out as related to any other series within the Trust that is not advised by the Fund’s adviser.

The Fund’s SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-287-9820.

12/31/18 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-287-9820 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-287-9820.

INVESTMENT ADVISOR
BTS Asset Management, Inc.
420 Bedford Street Suite 340
Lexington, MA 02420

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr. Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Mark Gersten, Anthony J. Hertl and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten, Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fee	2016	2017	2018
		$14,000	$14,000	$14,700

(b)	Audit-Related Fees	2016	2017	2018
		None	None	None

(c)	Tax Fees	2016	2017	2018
		$2,000	$2,200	$3,300

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees	2016	2017	2018
		None	None	None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	2016	2017	2018
Audit-Related Fees:	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016	2017	2018
$2,000	$2,200	$3,300

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of securities lending activities for closed-end management investment companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/8/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 3/8/2019

By (Signature and Title)

/s/ James Colantino

James Colantino, Principal Financial Officer/Treasurer

Date 3/8/2019